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                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]
Check the appropriate box:
   [ ]   Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [ ]   Definitive Proxy Statement
   [ ]   Definitive Additional Materials
   [X]   Soliciting Material Pursuant to Rule 14a-12

                           Biopool International, Inc.
                           ---------------------------
                (Name of Registrant as Specified In Its Charter)

                       R. Gale Daniel and Larry C. Fenster
                       -----------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules  14a-6(i)(1) and
         0-11.

         (1) Title of each class of securities to which transaction applies:

                  --------------------------------------------------------------
         (2)      Aggregate number of securities to which transactions applies:

                  --------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  --------------------------------------------------------------
         (4)      Proposed maximum aggregate value of transaction:

                  --------------------------------------------------------------
         (5)      Total fee paid:

                  --------------------------------------------------------------
[ ] Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:

                  --------------------------------------------------------------
         (2)      Form, Schedule or Registration Statement no.:

                  --------------------------------------------------------------
         (3)      Filing party:

                  --------------------------------------------------------------
         (4)      Date filed:

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                       R. Gale Daniel and Larry C. Fenster
                             5256 E. Mineral Circle
                               Littleton, CO 80122
                   Telephone (303) 721-8324 or (303) 741-0313
                             Telefax: (303) 721-7240



                                 June 18, 2001



Dear Fellow Biopool International, Inc. Stockholders:

         We are stockholders of Biopool International, Inc., a Delaware corporation, who have concerns about and intend to vote AGAINST the following proposals by the Biopool board of directors to be voted on by the Biopool stockholders at the Biopool annual meeting of stockholders to be held on June 21, 2001:

             o The proposal to amend the Biopool certificate of incorporation to prohibit stockholder actions by written consent and preclude the ability of stockholders to call a special meeting, and

             o The proposal to amend the Biopool certificate of incorporation to allow for the issuance of one or more series of preferred stock, the rights, preferences and privileges of which may be designated by the Biopool board of directors.

         These proposals are proposals 3 and 4, respectively, as discussed by Biopool management in their proxy statement for the annual meeting and reflected in the proxy card for the solicitation of proxies by the Biopool board of directors that has been furnished by Biopool to stockholders of record as of April 26, 2001.

         We do not believe that these proposals are in the best interests of all Biopool stockholders because, if approved by the stockholders:

             o Proposal 3 may delay or make more difficult actions by a person or group with a substantial percentage of Biopool's stock, even though those actions might be desired by or beneficial to most of the stockholders.

             o Proposal 3 may have the overall effect of making it more difficult for holders of a majority of Biopool common stock to change the composition of the Biopool board of directors in circumstances where a majority of the stockholders



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Biopool International, Inc. Stockholders
June 18, 2001
Page 2


                  may be dissatisfied with the board of directors or management or otherwise desire to make a change.

             o Proposal 4 may have the effect of an anti-takeover measure through the creation of voting or other impediments or the discouragement of persons seeking to gain control of Biopool by, for example, the sale by Biopool of preferred stock to purchasers favorable to the board of directors, even though the possible unsolicited takeover attempt may be at a premium price.


         Because we do not believe these proposals are in the best interests of the Biopool stockholders, we intend to solicit your proxies in opposition to these proposals and have filed with the SEC a publicly available preliminary proxy statement. Under SEC rules we cannot furnish to you or request from you a form of proxy for our solicitation until we have finalized with the SEC a definitive proxy statement and furnished that to you as well. If we cannot finalize a definitive proxy statement in time to solicit your proxies for the stockholders meeting on June 21, 2001, we encourage you to vote AGAINST these proposals by either doing so in person at the stockholders meeting or returning the proxy card solicited by the Biopool board of directors. If you have already submitted a Biopool proxy card indicating a vote FOR these proposals but wish to change your vote to AGAINST, you may do so by submitting another Biopool proxy card bearing a later date to the Secretary of Biopool at Biopool's principal executive offices at 370 Interlocken Boulevard, Broomfield, CO 80021. You may also obtain additional information about Biopool from their website at http://www.xtrana.com.


         WE ADVISE YOU TO READ OUR PRELIMINARY PROXY STATEMENT, AND THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE THE PROXY STATEMENTS CONTAIN IMPORTANT INFORMATION. YOU CAN GET OUR PRELIMINARY PROXY STATEMENT, AND THE DEFINITIVE PROXY STATEMENT WHEN IT IS AVAILABLE, FOR FREE AT THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV. THE PRELIMINARY PROXY STATEMENT IS AVAILABLE, AND THE DEFINITIVE PROXY STATEMENT WILL BE MADE AVAILABLE, FROM US FOR FREE.



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Biopool International, Inc. Stockholders
June 18, 2001
Page 3


         Further information about us is as follows:


                                                    Shares of Biopool          Percentage of
                                                       common stock             outstanding
                  Name and business address          beneficially owned         common stock
                  -------------------------          ------------------         -------------
                  R. Gale Daniel                        106,660 shares              0.6%
                  5256 E. Mineral Circle
                  Littleton, CO 80122

                  Larry C. Fenster                       53,330 shares              0.3%
                  5397 E. Mineral Circle
                  Littleton, CO 80122

                           Total                        159,990 shares              0.9%


         If you have any questions or want additional information, please feel free to contact us at (303) 721-8324 or (303) 741-0313.

                                                 Very truly yours,


                                                 /s/ R. Gale Daniel
                                                 -------------------------------
                                                 R. Gale Daniel


                                                 /s/ Larry C. Fenster
                                                 -------------------------------
                                                 Larry C. Fenster